Exhibit 25.1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM T-1 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)  ___________________________ THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (Exact name of trustee as specified in its charter) N/A (State of incorporation if not a U.S. national bank) 95-3571558 (I.R.S. employer identification no.) 333 South Hope Street, Suite 2525 Los Angeles, California (Address of principal executive offices) 90071 (Zip code) Legal Department The Bank of New York Mellon Trust Company, N.A. 240 Greenwich Street New York, NY 10286 (212) 635-1270 (Name, address and telephone number of agent for service) ___________________________ United Parcel Service, Inc. (Exact name of obligor as specified in charter) Delaware (State or other jurisdiction of incorporation or organization) 58-2480149 (I.R.S. Employer Identification Number) 55 Glenlake Parkway, N.E. Atlanta, Georgia (Address of principal executive offices) 30328 (Zip code) ___________________________ Debt Securities (Title of the indenture securities) ___________________________

Item 1. General information. Furnish the following information as to the trustee: (a) Name and address of each examining or supervising authority to which it is subject. Name Address Comptroller of the Currency – United States Department of the Treasury Washington, D.C. 20219 Federal Reserve Bank San Francisco, California 94105 Federal Deposit Insurance Corporation Washington, D.C. 20429 (b) Whether it is authorized to exercise corporate trust powers. Yes. Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation. None. Item 16. List of Exhibits. Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d). 1. A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed pursuant to Section 305(b)(2) of the Act in connection with Registration Statement No. 333-135006-10) 2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948). 3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed pursuant to Section 305(b)(2) of the Act in connection with Registration Statement No. 333-135006-10). 4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed pursuant to Section 305(b)(2) of the Act in connection with Registration Statement No. 333-135006- 10). 5. Not applicable.

6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed pursuant to Section 305(b)(2) of the Act in connection with Registration Statement No. 333-135006-10). 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority is attached as Exhibit 7. 8. Not applicable. 9. Not applicable.

SIGNATURE Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh and State of Pennsylvania, on the 18th day of February 2025. THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. By: /s/ Nathaniel Henkle Name: Nathaniel Henkle Title: Vice President

EXHIBIT 7 Consolidated Report of Condition of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. of 333 South Hope Street, Suite 2525, Los Angeles, CA 90071 At the close of business September 30, 2024, published in accordance with Federal regulatory authority instructions. Dollar amounts in thousands ASSETS Cash and balances due from depository institutions: Noninterest-bearing balances and currency and coin………………………………………… 26,798 Interest-bearing balances ............................................................................................................. 301,825 Securities: Held-to-maturity securities .................................................................................................................... 0 Available-for-sale debt securities ....................................................................................................... 525 Equity securities with readily determinable fair values not held for trading …………………………0 Federal funds sold and securities purchased under agreements to resell: Federal funds sold in domestic offices ................................................................................................... 0 Securities purchased under agreements to resell .................................................................................... 0 Loans and lease financing receivables: Loans and leases held for sale ................................................................................................................ 0 Loans and leases held for investment …………………0 LESS: Allowance for credit losses on loans and leases ......……………………………………………… 0 Loans and leases held for investment, net of allowance ……………………………………… 0 Trading assets ....................................................................................................................................................... 0 Premises and fixed assets (including right-of-use assets) ……………………………………………. 10,600 Other real estate owned ........................................................................................................................................ 0 Investments in unconsolidated subsidiaries and associated companies ……………………………………… 0 Direct and indirect investments in real estate ventures ……………………………………………………. .. 0 Intangible assets ……………………………………………………………………………………….856,313 Other assets .................................................................................................................................................. 95,524 Total assets ........................................................................................................................................... $1,291,585

LIABILITIES Deposits: In domestic offices ................................................................................................................................. 1,118 Noninterest-bearing…………………………………………………………… 1,118 Interest-bearing …………………………………………………………………... 0 Federal funds purchased and securities sold under agreements to repurchase: Federal funds purchased in domestic offices .......................................................................................... 0 Securities sold under agreements to repurchase ..................................................................................... 0 Trading liabilities .................................................................................................................................................. 0 Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)………………………………….. 0 Not applicable Not applicable Subordinated notes and debentures ...................................................................................................................... 0 Other liabilities .......................................................................................................................................... 257,847 Total liabilities ........................................................................................................................................... 258,965 Not applicable EQUITY CAPITAL Perpetual preferred stock and related surplus ………………………………………………………………...0 Common stock ............................................................................................................................................... 1,000 Surplus (exclude all surplus related to preferred stock) ............................................................................ 107,099 Not available Retained earnings ................................................................................................................................... 924,518 Accumulated other comprehensive income ……………………………………………………… 3 Other equity capital components……………………………………………………………………………... 0 Not available Total bank equity capital ………………………………………………………………………….1,032,620 Noncontrolling (minority) interests in consolidated subsidiaries….……………………………………….. 0 Total equity capital ................................................................................................................................. 1,032,620 Total liabilities and equity capital .......................................................................................................... 1,291,585 I, Shana Quinn, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief. Shana Quinn ) CFO We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct. Kevin C. Weeks, President ) Cathleen Sokolowski, Managing Director ) Directors (Trustees) Jon M. Pocchia, Senior Director )